UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2014

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Company and its Banks Amend Credit Agreement

Manitex International, Inc. (the “Company”) and certain of its subsidiaries currently are parties to a credit agreement (‘Credit Agreement”) with Comerica Bank, Fifth Third Bank and HSBC Bank USA, N.A. (collectively the “Banks”). On July 21, 2014, the Company and the Banks entered into Amendment No. 4 to Credit Agreement (the “Amendment”). The principal modifications to Credit Agreement resulting from the Amendment are as follows:

•	Provides for a $25,000,000 Optional Incremental Term Loan which can be drawn on in the future for the sole purpose of purchasing PM Group S.p.A., an Italian manufacturer of truck mounted cranes, as separately disclosed by the Company on the date hereof.

•	The Amendment requires that at the time funds are borrowed under the Optional Incremental Term Loan that the proforma Total Consolidated Debt to Consolidated Adjusted EBITDA ratio and Senior Secured First Lein Debt to Consolidated Adjusted EBITDA ratio (both as defined in the Credit Agreement) be less than 3.75 to 1 and 3.00 to 1, respectively.

•	The Company is required to make quarterly interest and principal payment being on January 1, 2015. The principal component of each payment is equal to five percent of the original amount borrowed in connection with the Optional Incremental Term Loan.

•	Permits the Company to guarantee up to $3,000,000 of CVS Ferrari S.R.L debt to HSBC Bank plc UK.

•	Expands the definition of the Canadian Borrowing Base to add a provision which allows the Company to borrow 90% of Eligible Insured Accounts, which includes foreign accounts that were previously excluded from the borrowing base.

Under the terms of the Amendment, the Company was required to pay a customary amendment fees. The Company will be required to pay additional fees if the Company borrows additional funds in connection with the Option Incremental Term Loan.

The above summaries of the Amendment No. 4 to Credit Agreement are qualified in their entirety by reference to the copy of such the Amendments, which is attached as Exhibits 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: July 25, 2014

EXHIBIT INDEX

Exhibit Number

10.1	Amendment No. 4 to Credit Agreement dated as of July 21, 2014 by and among Manitex International, Inc., Manitex, Inc., , Manitex Sabre, Inc., Badger Equipment Company and Manitex Load King, Inc. as the U.S. Borrowers, Manitex Liftking ULC, as the Canadian Borrower, The Other Persons Party hereto that are designed as Lenders, Comerica Bank, a U.S. Lender, a US Issuing Lender, the U.S. Swing Line Lender and as U.S. Agent, Comerica as a Canadian Lender, a Canadian Issuing Lender and the Canadian Swing Line Lender and as Canadian Agent, Fifth Third Bank, as a US Lender and HSBC Bank USA, N.A., as a US Lender.